SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               April 7, 1998
                     (Date of earliest event reported)

                            UNITRODE CORPORATION
           (Exact name of Registrant as specified in its charter)

 Maryland               1-5609                    04-2271188
(State of           (Commission File No.)       (IRS Employer
Incorporation)                                  Identification No.)

                7 Continental Boulevard, Merrimack, NH 03054
        (Address of principal executive offices, including zip code)

                               (603) 424-2410
            (Registrant's telephone number, including area code)

                               Not Applicable
       (Former name or former address, if changed since last report)



ITEM 5. OTHER EVENTS

        On April 7, 1998, Unitrode Corporation (the "Registrant") issued a press release relating to the anticipated results for the first quarter ended May 2, 1998. A copy of the press release is attached as an exhibit hereto and is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

EXHIBITS

99.1           Press Release dated April 7, 1998


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITRODE CORPORATION


Date: April 7, 1998                 By:/s/ Allan R. Campbell
                                       ---------------------
                                       Name:  Allan R. Campbell
                                       Title: Senior Vice President,
                                              General Counsel and Secretary



                               EXHIBIT INDEX

Exhibit          Description                            Sequentially
                                                        Numbered Page

99.1            Press Release dated April 7,
                1998